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                                                                   EXHIBIT 10.13

                          EXTENSION OF PROMISSORY NOTE

This Extension of Promissory Note is entered into this 4th day of January, 1999 by and between John T. Kohler ("Borrower") and Technology Solutions Company ("Lender").

         WHEREAS, reference is made to that certain Promissory Note (the "Note) dated January 6, 1998 in the principal amount of $600,000 signed by Borrower in favor of Lender, a copy of which is attached hereto as Exhibit A.

         WHEREAS, the Payment Date (as defined in the Note) is January 5, 1999.

         WHEREAS, the Borrower has requested and the Lender has agreed to extend the Payment Date by one year by entering into this Extension of Promissory Note.

         NOW THEREFORE, Borrower and Lender hereby agree as follows:

1. EXTENSION OF PAYMENT DATE. The Payment Date under the Note is hereby extended until January 5, 2000.

2. CONTINUATION OF OTHER TERMS. All other terms of the Note shall continue in full force and effect without interruption or amendment.

         IN WITNESS WHEREOF, Borrower and Lender have executed this Extension of Promissory Note as of the date first written above.

TECHNOLOGY SOLUTIONS COMPANY             BORROWER


By:  William H. Waltrip                  John T. Kohler
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                                         John T. Kohler
Its: Chairman of the Board
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